Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended September 30, 2002 **

Debtors’ Address:
One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher
(Debtors’ Attorneys)

Monthly Operating Profit: $18,536
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date:    October 24, 2002

/S/ CHRISTOPHER T. DUNSTAN
Christopher T. Dunstan
Executive Vice President, Treasurer and Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

*	Refer to Schedule VI for a listing of Debtors by Case Number

**	All amounts herein are preliminary and subject to revision. The debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)

September 30, 2002
ASSETS:
Property, plant and equipment—net	$7,276,285
Intangible assets—net	15,463,457
Cash and cash equivalents	478,015
Investments	42,932
Subscriber receivables—net	215,952
Prepaid expenses and other assets—net	528,569
Intercompany receivables	27,219,043
Related party receivables	1,838,683

Total assets	$53,062,936

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK AND OTHER STOCKHOLDERS’ EQUITY:
Parent and subsidiary debt	$201,063
Accounts payable	150,980
Subscriber advance payments and deposits	90,261
Accrued interest and other liabilities	341,498
Intercompany payables	187,149
Related party payables	5,788
Deferred income taxes	2,004,599

2,981,338

Liabilities subject to compromise:
Parent and subsidiary debt	13,509,552
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,355,708

Accounts payable	1,046,708
Accrued interest and other liabilities	352,773
Intercompany payables	27,012,958
Related party payables	1,358,954

Total liabilities subject to compromise	46,127,101

Total liabilities	49,108,439

Minority interests	563,218

Cumulative redeemable exchangeable preferred stock	148,837

Convertible preferred stock, common stock and other stockholders’ equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shares authorized, issued and outstanding	2,548
Additional paid-in capital	9,460,303
Accumulated other comprehensive loss	(8,499)
Accumulated deficit	(3,216,750)
Treasury stock, at cost	(149,401)

6,088,598
Reduction in stockholders’ equity from amounts under co-borrowing credit facilities	(2,846,156)

Total convertible preferred stock, common stock and other stockholders’ equity	3,242,442

Total liabilities and stockholders’ equity	$53,062,936

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	For the Month Ended September 30, 2002	For the Three Months Ended September 30, 2002
Revenues	$279,471	$821,744

Cost and expenses:
Direct operating and programming	115,764	335,424
Selling, general and administrative	56,488	169,806
Depreciation and amortization	69,062	210,778
Non-recurring professional fees	4,874	16,185
Estimated provision for accounting changes	8,500	25,500

Operating income before reorganization expenses due to bankruptcy	24,783	64,051
Reorganization expenses due to bankruptcy	6,247	15,364

Operating income	18,536	48,687

Other (expense) income:
Interest expense	(35,155)	(106,547)
Minority interest in income of subsidiaries	(521)	(1,739)
Other-than-temporary impairment of investment and other assets	—	(57,167)
Loss on sale of assets	(335)	(1,511)
Other	—	91

Total	(36,011)	(166,873)

Net loss applicable to common stockholders	$(17,475)	$(118,186)

Net loss per share — basic and diluted	$(0.07)	$(0.47)

Weighted average shares outstanding (in thousands) — basic and diluted	250,116	250,116

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	For the Month Ended September 30, 2002	For the Three Months Ended September 30, 2002
Cash flows from operating activities:
Net loss	$(17,475)	$(118,186)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	69,062	210,778
Other-than-temporary impairment of investments and other assets	—	57,167
Minority interest in income of subsidiaries	521	1,739
Loss on sale of assets	335	1,511
Reorganization expenses due to bankruptcy	6,247	15,364
Non-recurring professional fees, net of amounts paid	4,502	13,797
Change in assets and liabilities:
Subscriber receivables, net	(4,316)	(5,313)
Prepaid expenses and other assets, net	1,853	(18,564)
Accounts payable	11,988	141,651
Subscriber advance payments and deposits	(7,958)	12,389
Accrued interest and other liabilities	9,346	31,251
Intercompany receivables and payables, net	(2,564)	(5,907)

Net cash provided by operating activities before reorganization expenses	71,541	337,677
Reorganization expenses paid during the period	(2,637)	(2,709)

Net cash provided by operating activities	68,904	334,968

Cash flows from investing activities:
Acquisitions	—	(92)
Expenditures for property, plant and equipment	(56,162)	(144,717)
Investments in other joint ventures	—	(13)
Related party receivables and payables, net	7,502	(3,033)

Net cash used for investing activities	(48,660)	(147,855)

Cash flows from financing activities:
Proceeds from debt	200,000	200,000
Payment of debt	(2,200)	(6,004)
Payment of debtor in possession bank financing costs	(125)	(46,861)

Net cash provided by financing activities	197,675	147,135

Increase in cash and cash equivalents	217,919	334,248
Cash and cash equivalents, beginning of period	260,096	143,767

Cash and cash equivalents, end of period	$478,015	$478,015

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.	Organization, Business and Proceedings under Chapter 11

Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters: Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs. The Company’s Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family”). The Non-filing entities as of September 30, 2002 are Palm Beach Group Cable, Inc. and Palm Beach Group Cable Joint Venture and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”). On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a subsidiary of the Company, filed a voluntary petition to reorganize under Chapter 11 (see Note 18) and has been excluded from the materiality impact of Non-filing entities below. For the Materiality Impact of Non-filing entities below, operating income excludes the estimated provision for accounting changes, non-recurring professional fees, and reorganization expenses due to the Chapter 11 Cases of the Debtors from the unaudited consolidated statements of operations.

Materiality Impact of Non-filing entities
as of and for the Month Ending
September 30, 2002
	Unaudited Consolidated Financial Statements	Non-filing entities	Percent of Non-filing entities to the Unaudited Consolidated Financial Statements
Balance Sheet:
Total Assets	$53,062,936	$52,473	0.10%
Total Liabilities	49,107,839	89,667	0.18%
Convertible preferred stock, common stock and other stockholders’ equity (deficiency)	3,243,042	(37,194)	(1.15%)
Total Liabilities & Equity	$53,062,936	$52,473	0.10%

Statement of Operations:
Revenues	$279,471	$11,558	4.14%
Operating Income	$38,157	$5,648	14.80%

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001. Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of the Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of September 30, 2002 and for the period from July 1, 2002 through September 30, 2002.

Bankruptcy Proceedings

On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation which filed on June 10, 2002) except for the Non-filing entities and CMLCV which filed on September 30, 2002 (see Note 18) (all filing entities herein known as the “Debtors”) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. On October 4, 2002, Adelphia filed a motion seeking an extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof (the “Motion”). The Motion is scheduled to be heard on October 25, 2002.

Basis of Presentation

Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared in accordance with the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”), unless otherwise noted. The accompanying unaudited consolidated financial statements of Adelphia have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

SOP 90-7 requires (i) that pre-petition liabilities that are subject to compromise be segregated in the Company’s consolidated balance sheet as liabilities subject to compromise and (ii) that revenues, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization and restructuring of the Company be reported separately as reorganization expenses in the consolidated statement of operations. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, with a group of lenders led by JPMorgan Chase Bank and Citicorp USA, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

the Company to continue as a going concern. However, there can be no assurance of this. The Company’s ability to continue as a going concern is dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. The effect on the Company’s business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The Company’s intangible assets are comprised primarily of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002. SFAS No. 142 requires testing of impairment annually for goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed an impairment test of its purchased franchises and goodwill. Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Debtors disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by prior management was unreliable. As such, the books and records of the Debtors from which the accompanying unaudited consolidated financial statements are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of these accompanying unaudited consolidated financial statements to be inaccurate, incomplete or in need of supplementation in any way.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audits as of and for the years ended December 31, 1999 and 2000.

The operating results for the periods presented herein may not be indicative of the operating results

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

for the full year or any future interim period.

All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in the consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

Dismissal of Former Independent Public Accountants

As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

As a result of actions taken by the former management of the Company, the Company has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not timely filed its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002 and does not expect to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. As of the date Deloitte was dismissed as the Company’s independent public accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on current management’s decision to restate the financial statements, Deloitte has withdrawn certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. Current management took control of the Company in May 2002 and, on June 13, 2002, retained PwC as independent accountants. The Company’s Board of Directors and the Audit Committee of the Board of Directors approved the decision to change independent accountants. At this time, PwC has not completed the audits and, therefore, it is not known whether the completion of the Company’s audits or subsequent quarterly reviews by PwC will result in adjustments that may have a material impact on the financial statements and related information as presented herein.

2.	Debt and Other Obligations

Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise as of September 30, 2002. See Note 4 to these unaudited consolidated financial statements for additional information.

DIP Facility

In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by JPMorgan Chase Bank and CitiCorp USA, Inc as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002. The DIP Facility, which expires on the earlier of June 24, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any Loan Party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”). The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility is comprised of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 loan (“Tranche B Loan”).

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Tranche A Loans under the DIP Facility bear interest at the Alternative Base Rate (greatest of the Prime Rate, the base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%. The Tranche B Loan is due upon a Termination Event and bears interest at LIBOR plus 3.25%. On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 was funded by the DIP Facility and transferred into a credit-linked investment account maintained at JPMorgan Chase Bank. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Based on a review of the DIP Facility’s terms and conditions, current management determined that the proceeds from the Tranche B Loan would be recorded on the unconsolidated balance sheet as of September 30, 2002 as cash and cash equivalents and parent and subsidiary debt. Furthermore, as of September 30, 2002, the Company issued letters of credit totaling $2,230 against the Tranche B Loan proceeds.

The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures. The DIP Facility will also require that the Company meet certain financial covenants, which are to be determined. In accordance with the DIP Facility requirements, the Company is required to submit a long-term budget and set certain financial covenants in consultation with the DIP Lenders through June 2004 no later than the 120th day from the date of the bankruptcy filing. The 120th day of the bankruptcy filing is October 25, 2002 and the Company has not yet finalized its long-term budget or determined the required financial covenants. The Company has obtained a waiver of the requirement that it submit its long-term budget and set its covenants on October 25, 2002. The waiver and corresponding amendment extends the time the Company has to submit its long-term budget until November 11, 2002 and set its covenants until December 18, 2002. The Company believes it was materially in compliance with all requirements referred to in the DIP Facility.

As of September 30, 2002, the Company has $300,000 availability under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions.

Co-Borrowing Credit Facilities

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity. As consultations are continuing with the SEC and PwC, the accounting treatment for the increase in parent and subsidiary debt and the reduction in the stockholder’s equity included in the Company’s unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from treatment presented herein.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Parent and Subsidiary Debt

The following information is an update as of September 30, 2002 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

Parent Debt:	September 30, 2002

9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks and institutions	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	211,466

Total subsidiary debt	$6,793,571

Total parent and subsidiary debt, exclusive of co-borrowing facilities	$13,710,615

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Total parent and subsidiary debt, exclusive of co-borrowing facilities, of $13,710,615 is comprised of liabilities subject to compromise of $13,509,552, bank financing under the DIP facility of $200,000 and capital leases of $1,063 entered into post petition.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks and institutions	5.51%

Interest Expense

Interest expense on notes to banks and institutions and capital leases totaling $35,155 and $106,547 has been reported in the unaudited consolidated statements of operations for the one and three month periods ended September 30, 2002, respectively, of which $14,129 and $43,789 is attributable to the Rigas family owned entities within co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is only reported to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and three month periods ended September 30, 2002 would have been $96,778 and $295,791, respectively.

3.	Estimated Provision for Accounting Changes

As discussed in Note 1, PwC, the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. However, based on information known at this time, current management has recorded an estimated provision related to expected adjustments in 2002 in the amount of $8,500 and $25,500 for the respective one and three month periods ended September 30, 2002. For the nine months ended September 30, 2002, the Company has recorded $76,500 related to expected adjustments.

As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, current management has determined that it will make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001. Based on information known at this time, current management expects to record estimated adjustments totaling approximately $160,000 and $210,000 in 2000 and 2001, respectively. Such estimates correct items in operating results previously announced by former management and reflects more conservative accounting policies that the Company intends to follow in the future. Such adjustments include, but are not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments.

As additional information becomes available, the Company will make any necessary adjustments to current and prior periods. Any such adjustments may be material to the accompanying unaudited financial statements.

4.	Liabilities Subject to Compromise

As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if the claimants wish to receive any distribution in the Chapter 11 case. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable.

Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

As of September 30, 2002, the Company has liabilities subject to compromise of $46,127,101. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

5.	Non-Recurring Professional Fees and Reorganization Expenses

The Company is also incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by prior management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the unaudited consolidated statements of operations. Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) computation in Note 17.

Based on current management’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultants and fees for the Company and for committee representatives.

6.	Accounts Payable and Accrued Expenses

To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of September 30, 2002.

7.	Preferred Stock Dividends

In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 Cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $17,250 for the respective one and three month periods ended September 30, 2002.

8.	Intercompany Receivables and Payables

The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by the Company, including Non-filing entities and CMLCV (see Note 18). The intercompany

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in the liabilities in the unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero due to the Non-filing entities and CMLCV being included in these balances, as discussed in Note 1.

9.	Related Party Receivables and Payables

Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the unaudited consolidated balance sheet. Related party payables have been segregated between pre and post bankruptcy petition, and none of the related party balances have been collateralized.

10.	Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. Cash and cash equivalents as of September 30, 2002 include restricted cash of $35,242 related to funds voluntarily maintained in a separate cash account for franchise fees and $6,835 related to working capital transactions for certain acquisitions of Verizon cable systems in February 2002.

As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11.	Subscriber Receivables

Subscriber receivables are comprised of monthly amounts due from the Company’s subscribers and are reported net of allowance for doubtful accounts of $13,105.

12.	Prepaid Expenses and Other Assets—Net

Included in prepaid expenses and other assets—net are net unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expense.

13.	Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

As discussed in Note 1, PwC has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. Additionally, as discussed in Note 1, the Company’s current management is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Company is in the process of performing an evaluation of impairment related to several investments, long-lived assets and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. The results of the evaluations may result in adjustments to the 2002 unaudited consolidated financial statements and financial statements as of and for the years ended December 31, 1999, 2000 and 2001. These adjustments could be material.

Below is a listing of investments in which the Company has recorded an asset impairment charge during the one and three month periods ended September 30, 2002.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Praxis Capital Ventures, L.P.

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focuses on private equity investments in the telecommunications market. At June 30, 2002, these investments had net book value of approximately $2,300. In July 2002, the Company decided to divest itself of the investments and, therefore, recorded asset impairment of $2,300. Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management LLC.

Devon Mobile Communications, L.P.

The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries of the Company which were spun-off as Adelphia Business Solutions in January 2002. In July 2002, Adelphia Business Solutions elected to terminate certain services material to Devon Mobile’s operations, and the Company notified Devon L.P., Inc., the General Partner, that it would terminate certain discretionary operational funding to Devon Mobile. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment charge against the remaining investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively.

Below is a listing of certain asset impairments and similar issues currently being evaluated by management. The evaluations have not yet been completed and may impact the financial statements for 2002 and prior years. The listing below should not be considered a complete listing of all asset impairments or other issues that are under evaluation by current management, and management reserves the right to amend, update or supplement the listing below.

Property, Plant and Equipment, Net and Intangible Assets

Management is continuing to evaluate property, plant and equipment and intangible assets, including ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The results of these evaluations are unknown at this time but could result in adjustments to the net book value of property, plant and equipment or intangible assets at December 31, 1999, 2000 and 2001 and as of September 30, 2002.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. Property, plant and equipment associated with these systems totaled approximately $120,000 as of September 30, 2002. Management is continuing to evaluate the recoverability of its investment.

Internal Operations, Call Center and Billing System

Since 1998, the Company has been developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the current functionality of the Convergence system, the Company decided not to pursue continued rollout and has terminated additional funding for the system. As of September 30, 2002,

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

the Company’s investment in this system totaled approximately $100,000. Management is continuing to evaluate the value of its asset.

Buffalo Sabres

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P., a Delaware limited partnership (“NFHLP”) owned by the Rigas Parties. Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League team. The Company has made approximately $165,000 in loans for NFHLP and its subsidiaries. The Company is currently evaluating prospects for loan restructuring and the recoverability of its assets.

Interactive Digital TV Investments

The Company has several investments in interactive digital TV product ventures. The Company is in the process of evaluating the past and current value of these investments. The Company’s net investment in these ventures as of September 30, 2002 approximated $6,000, net of an unrealized accumulated other comprehensive loss of approximately $8,500.

14.	Derivative Instruments and Hedging Activities

The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. Former management of the Company determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations. For the one and three month periods ended September 30, 2002, changes in fair value recognized in the unaudited consolidated statement of operations were not material.

15.	Net Loss Per Weighted Average Share of Common Stock

Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share in future periods.

16.	Supplemental Cash Flow Information

Interest Paid

Cash payments for interest were $36,003 and $121,074 for the one and three month periods ended September 30, 2002, respectively. Additionally, for the one and three month periods ended September 30, 2002, the Company made cash payments of $15,539 and $53,811, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities. Such payments are included in the related party receivables and payables, net in the unaudited consolidated statements of cash flows.

Non Cash Activities

Capital leases entered into during the one and three month periods ended September 30, 2002 were $56 and $1,108, respectively.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

17.	EBITDA

The following is a recap of EBITDA from the unaudited consolidated statements of operations for the one and three month periods ended September 30, 2002.

	For the Month Ended September 30, 2002	For the Three Months Ended September 30, 2002
Operating income before reorganization expenses due to bankruptcy	$24,783	$64,051
Depreciation and amortization	69,062	210,778
Non-recurring professional fees	4,874	16,185

EBITDA	$98,719	$291,014

18.	Century-ML Cable Venture Bankruptcy Filing

On September 30, 2002, CMLCV, a joint venture between Adelphia’s wholly-owned subsidiary, Arahova Communications, Inc. and ML Media Partners, L.P., filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, serving other communities in Puerto Rico.

As of September 30, 2002, CMLCV’s total assets, total liabilities and equity were $62,485, $3,341 and $59,144, respectively. For the month ended September 30, 2002, CMLCV’s revenues and operating income were $955 and $396, respectively.

CMLCV will be filing a separate monthly operating report with the bankruptcy court for the period beginning September 30, 2002 through October 31, 2002.

19.	Bankruptcy Court Reporting Schedules

The Bankruptcy Court reporting schedules included in this report on pages 17 through 49 are for the period from September 1 through September 30, 2002 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, has been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES
Summary

	For the Month Ended September 30, 2002		Reference
Gross wages paid		$42,079,916.77	Schedule I
Employee payroll taxes withheld		$9,520,970.24	Schedule I
Employer payroll taxes due		$3,129,914.49	Schedule I
Payroll taxes paid*		$12,568,638.48	Schedule II*
Sales and other taxes due		$5,801,917.74	Schedule III
Gross taxable sales		$110,046,555.48	Schedule III
Real estate and personal property taxes paid		$1,894,612.83	Schedule IV
Sales and other taxes paid		$5,380,842.22	Schedule V
Cash disbursements		$276,053,575.86	Schedule VI
Insurance coverage	$	N/A	Schedule VII

*	The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended September 30, 2002

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
September 6, 2002	$20,242,424.40	$4,480,613.00	$1,503,391.18
September 20, 2002	21,837,492.37	5,040,357.24	1,626,523.31

Total	$42,079,916.77	$9,520,970.24	$3,129,914.49

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended September 30, 2002
Payee	Payroll Taxes Paid *	Payment Date
Ceredian Tax Service	$36.00	9/04/2002
Employment Resources	1,143.84	9/05/2002
Arkansas State of	165.00	9/06/2002
Department of Employment	217.46	9/06/2002
Dublin Village of	190.53	9/06/2002
Maryland State of	10,739.76	9/06/2002
Michigan Department	214.73	9/06/2002
Mississippi State Tax Commission	1,158.66	9/06/2002
Nebraska Department	105.43	9/06/2002
North Carolina Department	12,122.70	9/06/2002
Utah State Tax Commission	116.26	9/06/2002
West Virginia Department of	8,125.31	9/06/2002
State of Arizona	1,952.89	9/06/2002
State of California	147,377.49	9/06/2002
State of Colorado	26,542.83	9/06/2002
State of Connecticut	2,074.07	9/06/2002
State of Delaware	32.86	9/06/2002
State of Georgia	6,643.17	9/06/2002
State of Idaho	5,467.00	9/06/2002
State of Illinois	176.70	9/06/2002
State of Indiana	1,118.80	9/06/2002
State of Kansas	536.11	9/06/2002
State of Kentucky	22,544.25	9/06/2002
State of Massachusetts	20,113.44	9/06/2002
State of Maine	25,487.68	9/06/2002
State of New Jersey	75.88	9/06/2002
State of New York	120,576.39	9/06/2002
State of Ohio	66,496.10	9/06/2002
State of Oklahoma	313.86	9/06/2002
State of Pennsylvania	90,603.90	9/06/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended September 30, 2002

Payee	Payroll Taxes Paid *	Payment Date
State of South Carolina	2,833.15	9/06/2002
State of Virginia	49,918.95	9/06/2002
State of Vermont	15,099.06	9/06/2002
Internal Revenue Service	5,276,360.52	9/06/2002
Punxsutawney Boro	32.98	9/09/2002
PA Department of Revenue	1,312.04	9/11/2002
Ashtabula Income Tax	658.74	9/20/2002
Bourbon County Occup	35.40	9/20/2002
Cambridge City of	224.75	9/20/2002
Central Collection	31,362.75	9/20/2002
Chillicothe City	8,063.83	9/20/2002
Cincinnati City of	319.47	9/20/2002
Conneaut City of	216.98	9/20/2002
Director of Finance	206.81	9/20/2002
Harrison County	28.91	9/20/2002
Huntington City	134.00	9/20/2002
Lorain City Tax	2,021.36	9/20/2002
Macedonia City of	2,011.08	9/20/2002
Madison County	34.11	9/20/2002
Marion City of	784.66	9/20/2002
Maryland State of	12,597.96	9/20/2002
Millersburg Villa	79.60	9/20/2002
Minster Village of	151.16	9/20/2002
Montana Department of	690.76	9/20/2002
Morehead Director of	391.79	9/20/2002
New Jersey State	491.94	9/20/2002
New Mexico Department	48.00	9/20/2002
Newark City of	4,255.11	9/20/2002
North Kingsville Village	91.02	9/20/2002
Philadelphia Dept of	188.64	9/20/2002
Pittsburgh City of	610.29	9/20/2002
RITA	9,539.04	9/20/2002
Van Wert City of	156.54	9/20/2002
Celina City	239.79	9/21/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended September 30, 2002

Payee	Payroll Taxes Paid*	Payment Date
Cleveland Heights Ci	3,748.88	9/21/2002
School District Income Tax	2,615.59	9/21/2002
State of Alabama	4,672.33	9/20/2002
State of Arizona	2,042.95	9/20/2002
State of California	179,093.30	9/20/2002
State of Colorado	32,865.94	9/20/2002
State of Connecticut	2,376.24	9/20/2002
State of Delaware	32.86	9/20/2002
State of Georgia	8,372.99	9/20/2002
State of Idaho	5,289.00	9/20/2002
State of Illinois	112.27	9/20/2002
State of Indiana	1,216.15	9/20/2002
State of Kansas	529.00	9/20/2002
State of Kentucky	24,826.08	9/20/2002
State of Massachusetts	22,783.91	9/20/2002
State of Maine	28,016.90	9/20/2002
State of New Jersey	75.88	9/20/2002
State of New York	133,654.09	9/20/2002
State of Ohio	76,960.31	9/20/2002
State of Oklahoma	304.55	9/20/2002
State of Pennsylvania	94,869.60	9/20/2002
State of Rhode Island	26.37	9/20/2002
State of South Carolina	3,304.55	9/20/2002
State of Virginia	53,267.83	9/20/2002
State of Vermont	17,649.48	9/20/2002
State of Wisconsin	1,403.22	9/20/2002
Internal Revenue Service	5,874,599.06	9/20/2002
Dublin Village of	113.11	9/25/2002
Van Wert City of	155.75	9/25/2002

Grand Total	$12,568,638.48

*The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Alabama Dept. of Revenue	$421.03	$7,017.17
Albany County	537.48	0
Albemarle County	5,334.64	0
Amherst County Treasurer	14.55	0
Arizona Department of Revenue	11,599.33	680,328.37
Ashland Independent Board of Education	9,623.91	320,797.00
Augusta County	9.70	0
Bath County School District	1,177.54	39,251.33
Bedford City	269.66	0
Bedford County	78.49	15,697.70
Berea County School District	1,643.05	54,768.33
Blacksburg	417.50	0
Board of Equalization	967.68	3,599.14
Botetourt County Treasurer	12.12	0
Bourbon County School District	536.79	17,893.00
Boyd County School District	3,067.29	102,243.00
Boyle County School District	1,490.66	49,688.67
Breathitt County School District	924.33	30,811.00
Breckinridge County Board of Education	562.02	18,734.00
Buchanan County Treasurer	11.64	0
Bureau of Taxation	250.96	5,019.20
Burgin Independent Board of Education	309.37	10,312.33
Butler County School District	53.78	1,792.67
Campbell County Treasurer	237.46	0
Carter County School District	1,588.34	52,944.67
Cattaraugus County	24.01	0
Charlottesville City Treasurer	1,707.90	0
Chautauqua County Director of Finance	8.57	0
Chesterfield County	694.20	5,640.98
Chief Fiscal Officer	72.72	0
Christiansburg City	22.20	4,439.92
Christiansburg, Town of	63.05	0
City of Alahambra	1.91	38.35
City of Alameda	0.73	9.74
City of Albion	1.74	34.86

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Arcadia	31.16	622.72
City of Arcata	0.47	15.68
City of Arlington	0.14	2.84
City of Asotin	0.29	4.76
City of Baldwin Park	4,923.97	164,132.23
City of Beaumont	1,860.05	62,001.41
City of Bellflower	1.90	37.99
City of Berkeley	3.90	51.97
City of Bothell	2.13	35.43
City of Brawley	7,391.92	184,798.56
City of Bremerton	0.02	0.32
City of Burbank	9.53	136.07
City of Calabasas	13.43	268.32
City of Charlottesville	53,584.02	682,291.69
City of Chico	0.14	2.83
City of Chula Vista	0.25	5.05
City of Claremont	0.01	0.27
City of Cloverdale	1.73	86.33
City of Colfax	2.54	42.37
City of Colorado Springs	241.78	9,671.20
City of Covina	13.68	228.16
City of Culver City	15.59	141.70
City of Deer Park	0.66	11.05
City of Desert Hot Springs	7.37	147.29
City of Downey	0.84	16.75
City of Edmonds	0.94	16.33
City of El Monte	8.41	120.21
City of El Segundo	0.40	20.14
City of Elk Grove	0.19	7.60
City of Everett	1.81	17.99
City of Fontana	36,798.25	735,965.06
City of Gardena	0.79	19.59
City of Glendale	3.45	49.34
City of Harrisonburg Treasurer	46.09	0
City of Hawthorne	1.38	27.47

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Hermosa	29.34	488.96
City of Hermosa Beach	17,541.01	292,350.17
City of Holtville	1,686.41	33,728.34
City of Huntington Beach	2.20	44.03
City of Huntington Park	1.41	19.94
City of Indio	2.18	43.74
City of Inglewood	0.51	5.08
City of Kalama	4.57	76.33
City of Kelso	6,594.22	109,903.44
City of Kent	0.05	1.07
City of Kirkland	0.17	3.33
City of La Habra	25,694.32	428,238.38
City of La Palma	0.81	16.13
City of La Verne	22.78	569.72
City of Lakewood	0.84	28.08
City of Lexington	49.51	1,151.12
City of Long Beach	12.44	155.57
City of Longview	21,767.58	362,793.06
City of Los Angeles	1,995.26	19,942.49
City of Lynwood	0.98	9.84
City of Malibu	1.41	28.21
City of Martinville	251.12	25,352.59
City of Marysville	0.14	2.82
City of Maywood	0.27	5.33
City of Modesto	1.44	24.06
City of Montclair	7.38	189.70
City of Monterey Park	0.49	16.60
City of Moreno Valley	59,841.67	997,361.50
City of Mountain View	0.23	7.64
City of Mukilteo	0.08	1.30
City of Norwalk	3.49	63.38
City of Oakland	0.26	3.43
City of Olympia	0.62	10.41
City of Palm Springs	1.01	20.26
City of Palo Alto	0.22	4.30
City of Palos Verdes Estates	0.19	1.92

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Palouse	810.69	11,600.57
City of Paramount	0.04	1.39
City of Pasadena	4.42	53.50
City of Pico Rivera	11,828.06	236,561.52
City of Placentia	14,065.67	401,876.77
City of Pomona	2.16	23.97
City of Port Heuneme	9,230.73	230,768.81
City of Porterville	1.12	18.66
City of Poulsbo	0.64	10.62
City of Pullman	41.53	519.72
City of Redondo Beach	38,384.47	808,093.87
City of Richmond	5,989.64	134,482.81
City of Riverside	24.94	384.14
City of Roanoke	2,724.23	41,790.50
City of Sacramento	5.28	70.28
City of Salem	517.40	0
City of Salinas	0.94	15.65
City of San Bernardino	63,476.31	793,453.94
City of San Buenaventura	28,573.91	571,478.20
City of San Gabriel	0.01	0.23
City of San Jose	0.23	4.56
City of Santa Ana	21.84	363.89
City of Santa Barbara	0.40	6.62
City of Santa Monica	128,485.13	1,284,850.50
City of Santa Rosa	1.36	27.15
City of Seal Beach	11.74	106.74
City of Seattle	0.03	0.49
City of Sequim	0.58	19.41
City of Sierra Madre	3.18	53.00
City of South Pasadena	1.25	26.09
City of Spokane	1.64	27.51
City of Stanton	1.04	20.76
City of Sunnyvale	3.61	180.90
City of Tacoma	0.10	1.57
City of Torrance	24.04	370.02
City of Turnwater	2.28	38.01

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Vallejo	0.42	5.61
City of Vancouver	3.74	62.31
City of Ventura	57.92	1,159.12
City of Waynesboro	28,043.76	280,437.60
City of Westport	1.16	19.40
City of Whittier	26.73	534.59
City of Winchester	17,981.07	179,810.70
City of Winlock	1.08	17.95
City of Woodland	8.96	179.38
City of Zillah	3.34	55.70
City Treasurer	8.58	0
Clarke County	2.00	0
Clinton County Treasurer	21.27	0
Colonial Heights, City of	15.52	0
Colorado Dept. of Revenue	4,150.00	137,435.52
Columbia County Treasurer	5.83	0
Commissioner of Revenue Services	153,672.33	2,726,149.71
Commonwealth of Massachusetts	3,665.98	73,319.60
Comptroller of Maryland	11,256.94	225,138.80
Comptroller of Public Accounts	25.34	405.44
Comptroller, City of Buffalo	10,887.63	362,921.00
County of Albemarle	544.43	93,498.85
County of Goochland	8.73	0
County of Montgomery	9,564.90	95,649.00
Culpepper County Treasurer	13.88	0
Danville Independent School District	4,555.30	151,843.33
Daviess County Board of Education	15,760.36	525,345.33
Daviess County School District	256.24	8,541.33
Elliot County School District	301.39	10,046.33
Erie County Comptroller	6,057.87	0
Essex County Treasurer	60.02	0
Faquier County	23.28	0
Florida Department of Revenue	3,090,715.50	44,213,747.05
Franklin County Public Safety	4.85	0
Franklin County School District	85.23	2,841.00
Frederick County	167.32	0
Garrard County School District	1,007.75	33,591.67

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Genesee, County of	17.15	0
Georgia Department of Revenue	735.53	11,208.24
Giles	9.00	0
Greene County	2.05	0
Halifax County Treasurer	72.75	0
Hancock County Board of Education	856.11	28,537.00
Hanover County	310.83	11,823.73
Hanover County Treasurer	431.65	0
Harlan County School District	229.59	7,653.00
Harrison County School District	2,752.59	91,753.00
Harrodsburg Independent Board of Education	2,705.34	90,178.00
Henderson County Board of Education	2,008.20	66,940.00
Henrico County	2,203.36	15,703.80
Henry County Treasurer	101.97	0
Idaho State Tax Commission	1,331.24	26,624.80
Indiana Department of Revenue	23,105.92	462,118.40
Internal Revenue Service	104,693.96	3,488,316.33
Jackson Independent Schools	456.67	15,222.33
Jessamine County Board of Education	7,370.59	245,686.33
Kansas Dept. of Revenue	17,527.93	240,142.88
Kenton County School District	115.76	3,858.67
Kentucky Revenue Cabinet	2,005.39	33,423.17
Laurel County School District	8,670.30	289,010.00
Lee County School District	1,154.62	38,487.33
Leslie County School District	862.28	28,742.67
Letcher County Board of Education	821.74	27,391.33
Lewis County Board of Education	939.65	37,586.00
Lewis County School District	30.40	1,216.00
Lincoln County Board of Education	1,290.88	43,029.33
Logan County School District	41.67	1,389.00
Lynchburg City of	958.20	0
Madison County School District	17,186.48	572,882.67
Maine Revenue Services	239,232.78	4,784,655.60
Manager of Revenue	403.72	11,534.86
Marion County Board of Education	2,553.70	85,123.33
Martinsville, City of – Treasurer	748.39	0

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
McLean County School District	425.81	14,193.67
Menifee County School District	534.90	17,833.00
Mercer County School District	1,682.24	56,074.67
Mississippi State Tax Commission	39,334.60	561,922.86
Montana Dept. of Revenue	8.91	237.60
Montgomery County 911	24.35	0
Montgomery County Treasurer	24.10	0
Morgan County School District	1,279.84	42,661.33
NC Department of Revenue	9,080.68	140,901.45
Nelson County Board of Education	1,081.64	36,054.67
Nicholas County School District	522.72	17,424.00
NJ Division of Taxation	1,731.74	28,862.33
Norton City of	39.77	0
NYS Estimated Corporation Tax	19,690.79	2,081.845.00
NYS Sales Tax Processing	92,074.75	2,128,040.80
Ohio County School District	15.93	531.00
Oklahoma Tax Commission	1,061.23	18,472.00
Orleans County Treasurer	4.80	0
OSET	198.29	0
Otsego, County of	2.06	0
Owensboro Board of Education	11,389.55	379,651.67
Owsley County Board of Education	381.48	12,716.00
PA Department of Revenue	182,511.68	3,321,923.79
Page County	21.82	0
Paris Independent School District	2,543.60	84,786.67
Patrick County E911 Fund	5.70	0
Perry County School District	260.11	8,670.33
Pittsylvania County	776.97	0
Powell County School District	2,378.71	79,290.33
Powhattan County Treasurer	28.37	0
Pulaski County Treasurer	84.39	0
Pulaski, Town of	10.67	0
Radford County	36.00	0
Rhode Island Division of Taxation	36.98	528.29
Roanoke County	598.99	118.41
Rockcastle County School District	1,103.70	36,790.00

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Russell Independent School District	5,562.03	185,401.00
Sarasota County	210.35	0
Saratoga County Treasurer	15.49	0
Schenectady County	97.75	0
Schoharie County Treasurer	11.32	0
Scott County School District	5,659.82	188,660.67
South Carolina Dept. of Revenue	48,181.52	801,574.36
Spotsylvania County	61.11	0
State of Michigan	237.00	3,950.00
State of New Hampshire	29,907.59	421,923.34
State Tax Department	242,335.50	4,038,925.00
Staunton County	51.60	0
Tazewell County	34.92	0
TN Department of Revenue	21,554.53	260,974.24
Town of Blacksburg	15,391.71	153,917.10
Town of Mt Crested Butte	1,184.48	26,321.78
Town of South Boston	4,751.95	47,519.50
Town of Vinton	8.02	1,604.62
Treasurer State of Maine	123.46	0
Treasurer State of Ohio	112,594.97	1,817,173.38
Union County School District	2,484.45	82,815.00
Vermont Department of Taxation	244,908.86	4,901,500.62
Vinton Treasurer	42.68	0
Virginia Department of Taxation	4,415.44	98,120.89
Warren County Treasurer	129.59	0
Washington County Administrators	66.82	0
Washington County Board of Education	145.14	4,838.00
Washington Dept. of Revenue	575.18	6,844.79
Webster County Board of Education	823.95	27,465.00
Winchester City Treasurer	111.70	0
Wolfe County School District	718.65	23,955.00
Woodford County Board of Education	4,640.72	154,690.67
Wyoming County Treasurer	4.46	0
Wyoming Department of Revenue	10.57	176.17

Grand Total	$5,509,408.15	$92,252,898.68

Note (A): The 911 surcharge tax is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
8 Southwoods, LLC	$2,075.05	9/26/2002
Addison Town of	1,557.34	9/21/2002
Adirondack Central	827.20	9/24/2002
Advanta Leasing Services	94.79	9/11/2002
Allegany Township of	993.46	9/17/2002
Allegany-Limestone	681.82	9/21/2002
Allegheny County	502.77	9/03/2002
Allen County Treasurer	6,059.45	9/10/2002
Andover Central School	6,632.06	9/13/2002
Anson Town of	11,004.76	9/17/2002
Anson Town of	201.29	9/24/2002
Archbald Borough	573.00	9/03/2002
Argyle Central School	1,274.71	9/16/2002
Ashe County Tax Collector	2.26	9/03/2002
Auburn School Tax Collector	8,407.05	9/19/2002
Augusta City of	13,472.43	9/03/2002
Augusta City of	20,574.56	9/05/2002
Bar Harbor Town of	7,990.13	9/13/2002
Barker Central School	2,142.66	9/21/2002
Bath Central School	400.78	9/13/2002
Bedford County Col	24.96	9/17/2002
Benton Town Tax Collector	1,672.14	9/20/2002
Berkely County	55,188.87	9/20/2002
Berkheimer Outsourcing	340.43	9/16/2002
Boothbay Harbor	3,306.22	9/19/2002
Boothbay Town of	434.72	9/03/2002
Bradford Central School	272.92	9/13/2002
Bradley Town of	2,847.60	9/05/2002
Braxton County	373.45	9/20/2002
Brewer City	13,775.92	9/05/2002
Brighton Town	1,076.61	9/19/2002
Bristol Town of	5,385.38	9/03/2002
Brown County Treasurer	2,302.72	9/10/2002
Brownville Town of	405.83	9/10/2002
Buffalo City of	2,948.69	9/03/2002
Cal & Joanne family	200.00	9/21/2002
Calhoun County	899.74	9/21/2002
Cambria County	92.79	9/17/2002
Carrabassett Valley	3,368.96	9/24/2002
Castanea Township	7.70	9/05/2002
Castleton Fire District	6.96	9/05/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
Castleton Town of	$512.40	9/10/2002
Caswell County	413.32	9/05/2002
Cattaraugus-Little Valley	93.18	9/19/2002
Cayuga County Treasurer	758.90	9/24/2002
Chase Manhattan Mortgage Corp.	3,034.95	9/19/2002
Chase Manhattan Mortgage Corp.	1,011.65	9/27/2002
Chautauqua Lake Central School	1,319.36	9/17/2002
Chautauqua Lake Central School	185.77	9/24/2002
Chelsea Town Tax	5,581.45	9/03/2002
Chenango County	235.85	9/05/2002
Chester Town of	5,072.10	9/17/2002
China Town	5,406.10	9/03/2002
Clay County	633.20	9/21/2002
Clinton Central	15,592.04	9/19/2002
Columbus County	7.09	9/21/2002
Columbus County	40.76	9/21/2002
Corinth Central School	8,660.73	9/21/2002
Corinth Central School	191.07	9/24/2002
Cornish Town of	28.39	9/05/2002
Coudersport Borough	116,292.54	9/17/2002
Cuba-Rushford Central	9,505.96	9/19/2002
Damariscotta Town of	1,401.18	9/05/2002
Deer Isle Town of	724.22	9/03/2002
Defiance County Treasurer	28,195.67	9/10/2002
Dillon County Treasurer	252.22	9/05/2002
Dorset Town of	1,053.90	9/03/2002
Dundee Central School	819.83	9/21/2002
Dunkirk City Schools	10,918.57	9/24/2002
Eagle Lake Town of	3,137.68	9/05/2002
East Randolph Village	31.72	9/05/2002
East Taylor Township	62.40	9/17/2002
Eddington Town of	3,735.32	9/19/2002
Edinburg Common CSD	777.57	9/21/2002
Ellicottville Central	3,330.97	9/13/2002
Ellicottville Central	2,291.05	9/17/2002
Ellicottville Central	28.96	9/05/2002
Ellsworth City	136.73	9/03/2002
Ellsworth City	8,028.13	9/05/2002
Ellsworth City	681.95	9/24/2002
Essex Junction Village	19,446.07	9/03/2002
Essex Town of	19,587.74	9/03/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
Eulalia Township	10,942.26	9/17/2002
Fayette County	177.97	9/03/2002
Forestville Central	972.84	9/19/2002
Forestville Village	43.13	9/05/2002
Fort Ann Central School	6,395.37	9/16/2002
Fort Edward Town of	4,914.72	9/16/2002
Fort Kent Town of	3,499.44	9/24/2002
Fort Plain Central	7,737.56	9/16/2002
Frankfort Schuyler	6,103.06	9/24/2002
Franklinville Central School	4,612.26	9/19/2002
Frederick County	237.16	9/10/2002
Fredericksburg City Treasurer	11.12	9/05/2002
Fredonia Central School	4,078.13	9/19/2002
Fulton County	38,153.79	9/10/2002
GE Capital Fleet Services	910.01	9/11/2002
GE Capital Fleet Services	1,886.98	9/12/2002
Genesee Valley Center	2,338.35	9/13/2002
Gilmer County	224.32	9/21/2002
Gowanda Central School	13,055.62	9/24/2002
Grantsville City	997.85	9/13/2002
Granville Central School	9,169.80	9/24/2002
Greenbrier County	2,551.79	9/21/2002
Greene Town of	3,307.54	9/03/2002
Guernsey County Treasurer	24,338.01	9/10/2002
Halifax County	206.08	9/20/2002
Halifax County	133.67	9/30/2002
Hamilton County	15,067.68	9/10/2002
Hammondsport Central	2,580.87	9/21/2002
Hancock County Treasurer	606.09	9/10/2002
Harrison County Sheriff	23.59	9/24/2002
Hartford Central School	2,927.97	9/16/2002
Hartford Central School	415.57	9/17/2002
Henrico County	102,302.63	9/18/2002
Henry County Treasurer	1,859.82	9/10/2002
Hinsdale Central School	230.53	9/13/2002
Holden Town	4,945.78	9/05/2002
Holland Patent Center	11,587.35	9/24/2002
Homer Township	10,649.00	9/17/2002
Hudson Falls Central	14,128.46	9/21/2002
Hudson Falls Central	3,200.97	9/24/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
Inlet Town of	60.24	9/19/2002
JE Tax Collector	468.00	9/19/2002
Jefferson County	55,222.67	9/20/2002
Kennebunkport Town	2,665.74	9/05/2002
Kir Temelula LP	105.00	9/25/2002
Lake Placid Central	5,814.39	9/16/2002
Lake Placid Central	222.87	9/21/2002
Lake Placid Village	1,676.05	9/03/2002
Lawrence County	21,367.06	9/10/2002
Letchworth Central School	4,036.16	9/19/2002
Lewiston City	70,927.13	9/03/2002
Lewiston-Porter CS	15,600.18	9/21/2002
Lexington City	241.81	9/24/2002
Lisbon Town of	14,937.52	9/05/2002
Lockport City School	50,051.72	9/13/2002
Lockport City School	506.64	9/19/2002
Lockport City School	16,173.17	9/24/2002
Lorain County Treasurer	104,233.46	9/10/2002
Lovell Town Tax Collector	2,460.90	9/03/2002
Lucas County	1,668.58	9/19/2002
Maine Revenue Service	94.58	9/03/2002
Marcus Whitman	2,841.26	9/13/2002
Marion County OH	5,560.34	9/10/2002
Marshall County	111.91	9/03/2002
Mason County	346.13	9/20/2002
McKean County	6,009.62	9/17/2002
Medina Central School	489.15	9/24/2002
Medina County	59,277.86	9/10/2002
Merrimack Town of	963.23	9/30/2002
Middletown Town	6,813.67	9/03/2002
Milford Town of	5,998.96	9/17/2002
Milo Town	444.82	9/05/2002
Milton Town of	10,384.86	9/03/2002
Monongalia County	697.50	9/20/2002
Monongalia County	74,071.98	9/21/2002
Mont Vernon Town	213.79	9/16/2002
Mount Tabor Town of	345.65	9/03/2002
Mount Vernon Town	1,873.80	9/05/2002
Myersville Town	695.20	9/03/2002
Naples Central School	1,203.28	9/13/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
New Hartford Central School	32,079.36	9/19/2002
New Sharon Town of	3,112.20	9/19/2002
New York Mills UFS	3,104.22	9/19/2002
Newfane Central School	8,285.95	9/21/2002
Newport Town	266.07	9/03/2002
Niagara Wheatfield	4,367.24	9/13/2002
Niagara Wheatfield	2,775.59	9/21/2002
Niagara Wheatfield	2,026.75	9/24/2002
Nicholas County	5,318.15	9/21/2002
Noble County Tax Collector	2,277.47	9/10/2002
Nobleboro Town of	1,359.68	9/24/2002
Norridgewock Town	225.16	9/05/2002
Norridgewock Town	4,044.85	9/21/2002
North Tonawanda	8,307.43	9/24/2002
Old Town City of	7,212.50	9/03/2002
Olean City of	10,759.18	9/13/2002
Olean City of	7,054.13	9/21/2002
Orange County	55.61	9/03/2002
Orrington Town of	8,799.04	9/17/2002
Palatine Town of	2,852.21	9/16/2002
Palatine Town of	5,464.55	9/16/2002
Paulding County Treasurer	7,262.14	9/10/2002
Pawlet Town of	1,039.34	9/03/2002
Penn Yan Central School	3,659.38	9/13/2002
Penn Yan Central School	375.70	9/24/2002
Penn Yan Village	77.56	9/21/2002
Perrsyburg Village	15.07	9/05/2002
Peru Town of	200.87	9/17/2002
Petersburg City of	1.10	9/24/2002
Philipsburg Boro	880.62	9/17/2002
Phillips Town	8,614.13	9/19/2002
Pioneer Central School	4,740.86	9/17/2002
Pioneer Central School	11,485.83	9/17/2002
Plymouth Township	84.00	9/03/2002
Pocahontas County	990.28	9/21/2002
Poland Village of	172.70	9/17/2002
Port Allegany	566.13	9/05/2002
Portage Lake Town of	1,254.72	9/19/2002
Portage Township	18.76	9/20/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
Portville Central School	5,459.86	9/13/2002
Poultney Village of	34.46	9/03/2002
Prattsburgh Central	118.26	9/13/2002
Prattsburgh Central	220.64	9/13/2002
Preston County	91.40	9/03/2002
Preston County	339.17	9/21/2002
Putney Town of	2,194.38	9/05/2002
Queensbury Central School	24,300.89	9/24/2002
Randolph Central School	4,780.04	9/17/2002
Randolph County	290.11	9/20/2002
Randolph Town of	942.30	9/20/2002
Rangeley Town of	3,147.68	9/05/2002
Remsen Central School	1,470.05	9/19/2002
Ripley Central School	4,562.57	9/24/2002
Riverside County	353.20	9/03/2002
Rowan County	5,241.94	9/03/2002
Rush Township Tax	686.07	9/03/2002
Rush Township Tax	249.31	9/17/2002
Rutland City of	2,806.32	9/05/2002
Rutland Town of	7,038.39	9/03/2002
Rutland Town of	6,155.20	9/09/2002
Sabattus Tax Collector	4,488.75	9/17/2002
Saranac Lake CSD	5,064.76	9/16/2002
Saranac Lake CSD	28,160.24	9/21/2002
Sauquoit Valley Central School	8,388.16	9/17/2002
Schreder Larry	1,102.78	9/26/2002
Scio Central School	3,114.54	9/21/2002
Searsmont Town of	1,954.10	9/19/2002
Shade Township Collector	203.00	9/17/2002
Sherburne Earlville	341.37	9/13/2002
Sheriff of Cabell County	48,173.04	9/21/2002
Sheriff of Marion County	10,896.26	9/21/2002
Sheriff of Putman County	6,897.68	9/19/2002
Sherman Central	325.77	9/24/2002
Sidney Town Treasurer	4,975.52	9/20/2002
Sidney Town Treasurer	179.71	9/24/2002
Silver Creek Central	2,589.54	9/19/2002
Skaneateles School	7,976.18	9/24/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2002

Payee	Amount Paid	Check Date
Solon Town	329.78	9/03/2002
Somerset County	671.78	9/03/2002
South Glens Falls	21,042.08	9/24/2002
Spotsylvania County	6.23	9/19/2002
Spring Grove	1,880.90	9/17/2002
Spring Hope Town	401.95	9/17/2002
Spring Township	491.25	9/17/2002
St Albans City	2,020.60	9/03/2002
St Johnsville Central	5,817.56	9/16/2002
Starpoint Central School	13,276.38	9/13/2002
Starpoint Central School	591.73	9/24/2002
Summers County	1,722.97	9/20/2002
Sweden Township	1,088.19	9/17/2002
Taylor County	8,202.80	9/21/2002
Thurmont Commissioner	2,269.26	9/03/2002
Tonawanda City	2,160.69	9/17/2002
Tremont Town	5,600.40	9/05/2002
Trenton Town	6,069.63	9/19/2002
Tupper Lake	11,799.32	9/19/2002
Tupper Lake	4,637.82	9/21/2002
Tyler County Sheriff	363.25	9/05/2002
Unadilla Valley Central School	8.43	9/13/2002
Union County	1,933.06	9/10/2002
Upshur County	615.36	9/20/2002
Van Buren Town	3,537.75	9/17/2002
Vassalboro Town of	6,649.59	9/20/2002
Ventura County Tax	1,632.93	9/03/2002
Vernon Town of	2,440.23	9/03/2002
Walkersville Town	9,592.18	9/03/2002
Webb Town of UFSD	206.57	9/19/2002
Wellsville Central School	406.66	9/13/2002
Wellsville Central School	10,739.14	9/17/2002
Wellsville Central School	416.83	9/19/2002
Wellsville Central School	7,557.88	9/21/2002
Wellsville Central School	6,550.47	9/24/2002
West Canada Valley	5,038.60	9/17/2002
Whitesboro Central School	34,281.38	9/24/2002
Wilson Central School	19,406.41	9/24/2002
Windsor Town of	1,951.00	9/19/2002
Winterport Town of	682.64	9/03/2002

Grand Total	$1,894,612.74

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Accomack County	911 Surcharge	$21.00	9/03/2002
Albany County	911 Surcharge	599.20	9/03/2002
Albemarle County	911 Surcharge	3,885.05	9/03/2002
Amherst County	911 Surcharge	15.00	9/03/2002
Bedford City of	911 Surcharge	310.00	9/03/2002
Board of Equalization	911 Surcharge	842.23	9/04/2002
Board of Equalization	911 Surcharge	413.42	9/27/2002
Botetourt County	911 Surcharge	12.50	9/03/2002
Buchanan County	911 Surcharge	12.00	9/03/2002
Buena Vista City	911 Surcharge	8.85	9/03/2002
Campbell County	911 Surcharge	289.60	9/03/2002
Cattaraugus County	911 Surcharge	24.50	9/03/2002
Charlottesville County	911 Surcharge	2,488.35	9/03/2002
Chesterfield County	911 Surcharge	780.00	9/05/2002
Chief Fiscal Officer	911 Surcharge	77.35	9/03/2002
Christiansburg Town of	911 Surcharge	84.50	9/03/2002
Clinton County Treasury	911 Surcharge	21.70	9/03/2002
Colonial Heights City of	911 Surcharge	16.00	9/03/2002
Culpeper County	911 Surcharge	74.73	9/03/2002
Director of Finance	911 Surcharge	8.75	9/03/2002
E-911 Authority	911 Surcharge	4.23	9/03/2002
Eastern Shore 911	911 Surcharge	21.00	9/03/2002
Erie County Comptroller	911 Surcharge	6,479.73	9/03/2002
Essex County Treasury	911 Surcharge	60.55	9/03/2002
Executive Director	911 Surcharge	415.80	9/03/2002
Genesee County of	911 Surcharge	18.20	9/03/2002
Goochland County	911 Surcharge	9.00	9/03/2002
Greene County Treasurer	911 Surcharge	36.00	9/05/2002
Halifax County	911 Surcharge	75.00	9/03/2002
Hanover County Treasurer	911 Surcharge	306.00	9/03/2002
Harrisonburg City	911 Surcharge	47.52	9/05/2002
Henrico County	911 Surcharge	1,917.20	9/03/2002
Henry County Treasurer	911 Surcharge	241.92	9/03/2002
Lynchburg City of	911 Surcharge	1,156.32	9/03/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Martinsville City	911 Surcharge	880.09	9/03/2002
Montgomery County 911	911 Surcharge	29.75	9/03/2002
Montgomery County Treasurer	911 Surcharge	21.35	9/03/2002
Nassau County of	911 Surcharge	154.00	9/03/2002
Norton City Tax Collector	911 Surcharge	41.00	9/03/2002
OSET	911 Surcharge	231.75	9/03/2002
Page County	911 Surcharge	22.50	9/03/2002
Patrick County Treasurer	911 Surcharge	5.88	9/03/2002
Pittslyvania County	911 Surcharge	852.00	9/03/2002
Powhatan County	911 Surcharge	12.45	9/03/2002
Pulaski County Treasurer	911 Surcharge	87.00	9/03/2002
Pulaski Town of	911 Surcharge	11.00	9/03/2002
Richmond City of	911 Surcharge	3,182.85	9/03/2002
Roanoke County of	911 Surcharge	638.02	9/03/2002
Roanoke Treasurer	911 Surcharge	1,549.96	9/21/2002
Salem City of	911 Surcharge	572.60	9/03/2002
Saratoga County Treasurer	911 Surcharge	229.60	9/03/2002
Schenectady County	911 Surcharge	105.70	9/03/2002
Schoharie County Treasurer	911 Surcharge	11.55	9/03/2002
Spotsylvania Treasurer	911 Surcharge	127.50	9/03/2002
Tazewell County	911 Surcharge	36.00	9/03/2002
Treasurer State of	911 Surcharge	125.46	9/03/2002
Vinton Treasurer	911 Surcharge	44.00	9/03/2002
Warren County Treasurer	911 Surcharge	12.00	9/03/2002
Ashland Independent	City Utility Tax	9,646.68	9/18/2002
Baldwin Park City	City Utility Tax	4,172.61	9/09/2002
Beaumont City of	City Utility Tax	1,527.71	9/09/2002
Bedford County	City Utility Tax	541.77	9/21/2002
Boyd County School	City Utility Tax	3,081.74	9/18/2002
Breckinridge County	City Utility Tax	565.38	9/18/2002
Charlottesville Treasurer	City Utility Tax	49,595.66	9/18/2002
Charlottesville Treasurer	City Utility Tax	16,809.74	9/21/2002
Chesterfield County	City Utility Tax	276.09	9/05/2002
Fontana City of	City Utility Tax	31,429.34	9/10/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Henrico County	City Utility Tax	765.21	9/21/2002
Hermosa Beach City	City Utility Tax	137.14	9/25/2002
Jessamine County	City Utility Tax	6,940.76	9/18/2002
Lewis County Board	City Utility Tax	8.91	9/13/2002
Lewis County Board	City Utility Tax	906.30	9/18/2002
Lewis County School	City Utility Tax	32.00	9/18/2002
Los Angeles City	City Utility Tax	118.50	9/25/2002
Madison County School	City Utility Tax	47.91	9/18/2002
Martinsville City	City Utility Tax	1,723.93	9/21/2002
Montgomery County of	City Utility Tax	9,566.78	9/20/2002
Moreno Valley City of	City Utility Tax	50,924.89	9/11/2002
New Hampshire State	City Utility Tax	200.00	9/27/2002
New Hampshire State	City Utility Tax	20,423.08	9/12/2002
Pico Rivera City of	City Utility Tax	9,375.49	9/09/2002
Placentia City	City Utility Tax	13,350.64	9/09/2002
Port Hueneme City	City Utility Tax	7,893.62	9/09/2002
Redondo Beach City	City Utility Tax	3.52	9/25/2002
Richmond City of	City Utility Tax	22,970.98	9/21/2002
Roanoke County of	City Utility Tax	14.21	9/21/2002
Roanoke Treasurer	City Utility Tax	6,258.00	9/21/2002
Russell Independent	City Utility Tax	5,528.91	9/18/2002
San Bernardino City	City Utility Tax	1,007.44	9/09/2002
San Bernardino City	City Utility Tax	54,867.44	9/10/2002
San Bernardino City	City Utility Tax	53.14	9/25/2002
San Buenaventura	City Utility Tax	25,934.29	9/09/2002
Santa Monica City of	City Utility Tax	30.01	9/25/2002
Scott County School	City Utility Tax	139.43	9/12/2002
South Boston Town	City Utility Tax	4,800.01	9/20/2002
Torrance City of	City Utility Tax	17.14	9/25/2002
Waynesboro City	City Utility Tax	28,080.85	9/18/2002
Winchester City of	City Utility Tax	17,211.96	9/20/2002
Internal Revenue Service	Federal Excise Tax	50,129.76	9/10/2002
Internal Revenue Service	Federal Excise Tax	66,418.08	9/25/2002
Internal Revenue Service	Federal Excise Tax	20,934.95	9/30/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Alabama Department of Revenue	Gross Receipts Tax	445.94	9/16/2002
Albion City of	Gross Receipts Tax	7.93	9/24/2002
Baldwin Park City	Gross Receipts Tax	6.34	9/17/2002
Beaumont City of	Gross Receipts Tax	13.23	9/17/2002
Brawley City of	Gross Receipts Tax	10.99	9/17/2002
Calabasas City of	Gross Receipts Tax	17.85	9/17/2002
City of Arcadia	Gross Receipts Tax	29.33	9/17/2002
Covina City of	Gross Receipts Tax	6.95	9/17/2002
Culver City of	Gross Receipts Tax	12.81	9/17/2002
Desert Hot Springs City of	Gross Receipts Tax	5.68	9/17/2002
El Monte City of	Gross Receipts Tax	7.68	9/17/2002
Florida Dept of Revenue	Gross Receipts Tax	10,418.17	9/20/2002
Fontana City of	Gross Receipts Tax	10.93	9/17/2002
Glendale City of	Gross Receipts Tax	5.12	9/17/2002
Hawthorne City of	Gross Receipts Tax	5.05	9/17/2002
Hermosa Beach City	Gross Receipts Tax	24.23	9/17/2002
Holtville City of	Gross Receipts Tax	9.20	9/17/2002
LA Habra City of	Gross Receipts Tax	45.77	9/17/2002
LA Verne City of	Gross Receipts Tax	24.18	9/17/2002
Long Beach City of	Gross Receipts Tax	12.06	9/17/2002
Los Angeles City	Gross Receipts Tax	1,856.92	9/17/2002
Montclair City of	Gross Receipts Tax	6.41	9/17/2002
Monterey Park City of	Gross Receipts Tax	5.61	9/17/2002
Moreno Valley City	Gross Receipts Tax	91.87	9/17/2002
New Hampshire State	Gross Receipts Tax	3,203.93	9/16/2002
Norwalk City of	Gross Receipts Tax	5.96	9/17/2002
Palm Springs City of	Gross Receipts Tax	5.43	9/17/2002
Palouse City of	Gross Receipts Tax	11.87	9/24/2002
Pasadena City of	Gross Receipts Tax	7.34	9/17/2002
Pico Rivera City of	Gross Receipts Tax	10.66	9/17/2002
Placentia City	Gross Receipts Tax	8.06	9/17/2002
Port Hueneme City	Gross Receipts Tax	6.62	9/17/2002
Pullman City of	Gross Receipts Tax	43.19	9/24/2002
Redondo Beach City	Gross Receipts Tax	90.59	9/17/2002
Riverside City of	Gross Receipts Tax	28.16	9/17/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
San Bernadino City	Gross Receipts Tax	109.07	9/17/2002
Santa Ana City of	Gross Receipts Tax	25.39	9/17/2002
Santa Monica City of	Gross Receipts Tax	236.54	9/17/2002
Seal Beach City	Gross Receipts Tax	7.26	9/17/2002
Torrance City of	Gross Receipts Tax	6.91	9/17/2002
Universal Service	Gross Receipts Tax	61,579.72	9/10/2002
Universal Service	Gross Receipts Tax	52,133.65	9/27/2002
Ventura City of	Gross Receipts Tax	52.92	9/17/2002
Whittier City of	Gross Receipts Tax	22.67	9/17/2002
Arizona Department of Revenue	Sales Tax	11,186.43	9/16/2002
Bath County School	Sales Tax	1,780.72	9/18/2002
Berea Independent School District	Sales Tax	1,586.65	9/18/2002
Board of Equalization	Sales Tax	298.00	9/23/2002
Bourbon County School	Sales Tax	510.58	9/18/2002
Boyle County School	Sales Tax	1,526.41	9/18/2002
Breathitt County School District	Sales Tax	908.55	9/18/2002
Burgin Education Board	Sales Tax	310.33	9/18/2002
Butler County School District	Sales Tax	53.94	9/18/2002
Carter County School District	Sales Tax	2,569.41	9/18/2002
Colorado Dept of Public Health	Sales Tax	903.00	9/13/2002
Colorado Department of Revenue	Sales Tax	3,194.00	9/20/2002
Colorado Springs City of	Sales Tax	257.49	9/12/2002
Commonwealth of Massachusetts	Sales Tax	60.48	9/10/2002
Commonwealth of Massachusetts	Sales Tax	1,777.29	9/12/2002
Commonwealth of Massachusetts	Sales Tax	12.50	9/18/2002
Comptroller of MA	Sales Tax	4,020.99	9/12/2002
Comptroller of MD	Sales Tax	7,400.15	9/20/2002
Connecticut Department of Revenue	Sales Tax	80,609.53	9/30/2002
Danville Independent School Board	Sales Tax	4,544.47	9/18/2002
Daviess County Board of Education	Sales Tax	15,776.28	9/18/2002
Elliott County School District	Sales Tax	292.63	9/18/2002
Florida Department of Revenue	Sales Tax	104,137.47	9/20/2002
Franklin County School District	Sales Tax	80.70	9/18/2002
Garrard County School District	Sales Tax	1,016.52	9/18/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Georgia Department of Revenue	Sales Tax	33.56	9/13/2002
Georgia Department of Revenue	Sales Tax	2.07	9/19/2002
Hancock County Board of Education	Sales Tax	855.37	9/18/2002
Harlan County School District	Sales Tax	228.62	9/18/2002
Harrison County School District	Sales Tax	2,716.34	9/18/2002
Harrodsburg Board of	Sales Tax	2,749.89	9/18/2002
Henderson Co Board Of Education	Sales Tax	1,970.35	9/18/2002
Idaho State Tax Commission	Sales Tax	1,287.36	9/12/2002
Indiana Department of Revenue	Sales Tax	1,028.57	9/17/2002
Indiana Department of Revenue	Sales Tax	29,054.51	9/20/2002
Jackson Independent	Sales Tax	466.55	9/18/2002
Kansas Dept of Revenue	Sales Tax	16,746.46	9/25/2002
Kenton County School District	Sales Tax	198.59	9/18/2002
Kentucky Revenue Cabinet	Sales Tax	61.66	9/20/2002
LA Habra City of	Sales Tax	25,490.92	9/09/2002
Laurel County School District	Sales Tax	8,090.29	9/18/2002
Lee County School District	Sales Tax	1,146.09	9/18/2002
Leslie County School District	Sales Tax	861.45	9/18/2002
Letcher County Board of Education	Sales Tax	820.44	9/18/2002
Lincoln County Board of Education	Sales Tax	1,306.76	9/18/2002
Logan Country School	Sales Tax	39.08	9/18/2002
Madison County School District	Sales Tax	15,756.15	9/18/2002
Maine Revenue Service	Sales Tax	228,013.80	9/17/2002
Maine Revenue Service	Sales Tax	14,990.52	9/17/2002
Marion County School District	Sales Tax	2,458.56	9/18/2002
McLean County School District	Sales Tax	440.19	9/18/2002
Menifee County School District	Sales Tax	512.62	9/18/2002
Mercer County School District	Sales Tax	1,665.23	9/18/2002
Mississippi State Tax Commission	Sales Tax	36,386.00	9/17/2002
Morgan County School	Sales Tax	1,263.52	9/18/2002
Mt Crested Butte Tow	Sales Tax	1,244.87	9/09/2002
Nelson County Board	Sales Tax	1,048.23	9/18/2002
New Jersey Sales Tax	Sales Tax	178.76	9/12/2002
Nicholas County School District	Sales Tax	499.68	9/18/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
North Carolina Department	Sales Tax	8,135.31	9/12/2002
NYS Sales Tax Processing	Sales Tax	32,666.37	9/19/2002
NYS Sales Tax Processing	Sales Tax	83,126.06	9/25/2002
Ohio County School District	Sales Tax	18.79	9/18/2002
Ohio State of	Sales Tax	9,103.31	9/23/2002
Oklahoma Tax Commission	Sales Tax	1,069.62	9/12/2002
Owensboro Board of Education	Sales Tax	11,207.40	9/18/2002
Owsley County Board of Education	Sales Tax	372.06	9/18/2002
Paris Independent Schools	Sales Tax	2,375.12	9/18/2002
Pennsylvania Department of Revenue	Sales Tax	134,345.03	9/20/2002
Pennsylvania Department of Revenue	Sales Tax	15,808.86	9/18/2002
Perry County School	Sales Tax	259.01	9/18/2002
Powell County School	Sales Tax	2,023.11	9/18/2002
Redondo Beach City	Sales Tax	35,938.50	9/09/2002
Rockcastle County School	Sales Tax	1,103.70	9/18/2002
Santa Monica City of	Sales Tax	122.72	9/09/2002
Scott County School	Sales Tax	5,396.01	9/18/2002
South Carolina Dept of Revenue	Sales Tax	46,767.00	9/20/2002
State Tax Department	Sales Tax	1,221.63	9/10/2002
State Tax Department	Sales Tax	13,662.71	9/11/2002
State Tax Department	Sales Tax	219,474.99	9/12/2002
Tennessee Department of Revenue	Sales Tax	19,276.00	9/18/2002
Treasurer of State Of Ohio	Sales Tax	31,328.13	9/13/2002
Treasurer of State Of Ohio	Sales Tax	1,472.31	9/16/2002
Treasurer of State Of Ohio	Sales Tax	1,000.80	9/21/2002
Treasurer of State Of Ohio	Sales Tax	9,353.67	9/23/2002
Treasurer of State Of Ohio	Sales Tax	31,500.53	9/23/2002
Union County School	Sales Tax	2,499.43	9/18/2002
Vermont Dept of Taxation	Sales Tax	96,830.70	9/24/2002
Vermont Dept of Taxation	Sales Tax	145,012.39	9/25/2002
Virginia Department of Tax	Sales Tax	19.52	9/11/2002
Virginia Department	Sales Tax	1,462.66	9/12/2002
Washington County Board of Education	Sales Tax	141.51	9/18/2002
Washington Department Of Revenue	Sales Tax	266.02	9/24/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Washington Department of Revenue	Sales Tax	533.06	9/26/2002
Webster County Board	Sales Tax	816.86	9/18/2002
Wolfe County School	Sales Tax	729.69	9/18/2002
Woodford County Board	Sales Tax	4,551.87	9/18/2002
Arizona Department of Revenue	Telecommunication Tax	65.33	9/16/2002
Colorado Department of Revenue	Telecommunication Tax	516.00	9/20/2002
Florida Dept of Revenue	Telecommunication Tax	3,018,191.18	9/20/2002
Georgia Department of Revenue	Telecommunication Tax	258.35	9/13/2002
Kentucky Revenue Cabinet	Telecommunication Tax	1,441.64	9/20/2002
Michigan State of	Telecommunication Tax	293.00	9/12/2002
Mississippi State Tax Commission	Telecommunication Tax	111.00	9/17/2002
New Jersey Sales Tax	Telecommunication Tax	1,670.37	9/17/2002
North Carolina Dept	Telecommunication Tax	964.75	9/12/2002
NYS Sales Tax Processing	Telecommunication Tax	10,360.00	9/19/2002
Pennsylvania Department of Revenue	Telecommunication Tax	16,461.27	9/20/2002
Treasurer State Of Ohio	Telecommunication Tax	8,983.98	9/23/2002
Vermont Dept of Tax	Telecommunication Tax	1,209.91	9/24/2002

Grand Total		$5,380,842.22

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended September 30, 2002

LEGAL ENTITY	Case Number	Disbursements
ACC Cable Communications FL-VA, LLC	02-41904	$1,745,972.26
ACC Operations, Inc.	02-41956	148,601.35
ACC Telecommunications LLC	02-41863	2,049,905.84
ACC Telecommunications of Virginia LLC	02-41862	386,389.89
Adelphia Cable Partners, LP	02-41902	4,786,618.24
Adelphia Cablevision Associates, LP	02-41913	388,021.85
Adelphia Cablevision Corp.	02-41752	998,725.25
Adelphia Cablevision of Boca Raton, LLC	02-41751	797,173.48
Adelphia Cablevision of Inland Empire, LLC	02-41754	4,388,941.24
Adelphia Cablevision of New York, Inc.	02-41892	2,808,370.32
Adelphia Cablevision of Newport Beach, LLC	02-41947	366,413.25
Adelphia Cablevision of Orange County II, LLC	02-41781	435,492.93
Adelphia Cablevision of Orange County, LLC	02-41946	373,146.19
Adelphia Cablevision of Santa Ana, LLC	02-41831	1,874,094.02
Adelphia Cablevision of Seal Beach, LLC	02-41757	113,243.67
Adelphia Cablevision of Simi Valley, LLC	02-41830	1,253,818.24
Adelphia Cablevision of the Kennebunks, LLC	02-41943	291,173.27
Adelphia Cablevision of West Palm Beach III, LLC	02-41783	146,574.37
Adelphia Cablevision of West Palm Beach IV, LLC	02-41766	1,703,316.03
Adelphia Cablevision of West Palm Beach V, LLC	02-41764	60,833.54
Adelphia Cablevision, LLC	02-41858	76,214,165.01
Adelphia California Cablevision, LLC	02-41942	2,572,227.25
Adelphia Central Pennsylvania, LLC	02-41950	2,909,089.30
Adelphia Cleveland, LLC	02-41793	10,839,432.43
Adelphia Communications Corporation	02-41729	450.00
Adelphia Communications of California II, LLC	02-41748	1,991,817.81
Adelphia Communications of California III, LLC	02-41817	813,269.65
Adelphia Communications of California, LLC	02-41749	100,779.78
Adelphia Company of Western Connecticut	02-41801	1,802,767.36
Adelphia GS Cable, LLC	02-41908	1,810,616.11
Adelphia Prestige Cablevision, LLC	02-41795	3,535,357.49
Adelphia Telecommunications of Florida, Inc.	02-41939	25,995.08
Adelphia Telecommunications, Inc.	02-41851	1,024,556.35
Arahova Communications, Inc.	02-41815	75.00
Better TV Inc. of Bennington	02-41914	447,829.74
Blacksburg/Salem Cablevision, Inc.	02-41759	654,971.55
Buenavision Telecommunications, Inc.	02-41938	378,013.41
CDA Cable, Inc.	02-41879	168,179.39
Century Advertising, Inc.	02-41731	45.96
Century Alabama Corp	02-41889	114,333.72
Century Berkshire Cable Corp	02-41762	355,709.34

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended September 30, 2002

LEGAL ENTITY	Case Number	Disbursements
Century Cable Holdings, LLC	02-41812	9,893,449.64
Century Cable Management Corporation	02-41887	225,970.00
Century Cablevision Holdings, LLC	02-41936	1,772,722.75
Century Carolina Corp	02-41886	478,044.86
Century Colorado Springs Corp	02-41736	101,675.67
Century Colorado Springs Partnership	02-41774	5,122,587.71
Century Communication Corporation	02-12834	1,223,907.61
Century Cullman Corp	02-41888	439,446.60
Century Enterprise Cable Corp	02-41890	267,901.93
Century Huntington Company	02-41885	1,885,964.09
Century Island Associates, Inc.	02-41771	32,407.14
Century Kansas Cable Television Corp	02-41884	156,668.41
Century Lykens Cable Corp	02-41883	147,604.54
Century Mendocino Cable Television, Inc.	02-41780	331,893.61
Century Mississippi Corp	02-41882	278,379.91
Century Mountain Corp	02-41797	132,569.97
Century Norwich Corp	02-41881	933,653.15
Century Ohio Cable Television Corp	02-41811	554,747.81
Century Trinidad Cable Television Corp.	02-41790	97,400.21
Century Virginia Corp	02-41796	394,498.51
Century Wyoming Cable Television Corp.	02-41789	69,275.16
Century-TCI California, LP	02-41741	29,650,289.51
Chelsea Communications, LLC	02-41924	5,786,036.13
Clear Cablevision, Inc.	02-41756	511.78
Cowlitz Cablevision, Inc.	02-41877	515,035.79
Eastern Virginia Cablevision, LP	02-41800	376,380.04
Empire Sports Network, LP	02-41844	656,386.05
FOP Indiana, LP	02-41816	213,069.54
FrontierVision Access Partners, LLC	02-41819	1,414,850.93
FrontierVision Cable New England, Inc.	02-41822	822,899.24
FrontierVision Holdings, LLC	02-41827	48.00
FrontierVision Operating Partners, LP	02-41821	22,091,396.77
Global Acquisition Partners, LP	02-41933	980,975.44
GS Cable, LLC	02-41907	1,763,519.06
Harron Cablevision of New Hampshire, Inc.	02-41750	2,238,607.27
Huntington CATV, Inc.	02-41765	5.49
Imperial Valley Cablevision, Inc.	02-41876	480,564.71
Key Biscayne Cablevision	02-41898	97,374.91
Kootenai Cable, Inc.	02-41875	957,904.80
Lake Champlain Cable Television Corporation	02-41911	423,417.33
Louisa Cablevision, Inc.	02-41760	16,065.02
Martha’s Vineyard Cablevision, LP	02-41805	186,659.33

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended September 30, 2002

LEGAL ENTITY	Case Number	Disbursements
Mercury Communications, Inc.	02-41840	51,488.91
Mickelson Media of Florida, Inc.	02-41874	281,280.52
Mickelson Media, Inc.	02-41782	101,592.51
Monument Colorado Cablevision, Inc.	02-41932	89,805.25
Mountain Cable Company, LP	02-41909	3,507,058.34
Multi-Channel TV Cable Company	02-41921	448,505.95
National Cable Acquisition Associates, LP	02-41952	1,897,435.74
Olympus Communications, LP	02-41954	18,975.01
Owensboro on the Air, Inc.	02-41777	13.96
Owensboro-Brunswick, Inc.	02-41730	2,520,133.77
Page Time, Inc.	02-41839	211,382.93
Paragon Cable Television, Inc.	02-41778	559.55
Parnassos Communications, LP	02-41846	368,498.74
Parnassos, LP	02-41843	17,102,154.38
Pullman TV Cable Co., Inc.	02-41873	345,760.23
Rentavision of Brunswick, Inc.	02-41872	194,867.91
Richmond Cable Television Corporation	02-41912	104,447.79
Robinson/Plum Cablevision, LP	02-41927	406,476.75
Scranton Cablevision, Inc.	02-41761	1,369,271.32
Sentinel Communications of Muncie, Indiana, Inc.	02-41767	18.00
Southeast Florida Cable, Inc.	02-41900	7,461,391.59
Southwest Colorado Cable Inc.	02-41769	132,962.65
Southwest Virginia Cable, Inc.	02-41833	951,709.08
Starpoint, Limited Partnership	02-41897	1,705,999.58
SVHH Cable Acquisition, LP	02-41836	814,302.18
Tele-Media Company of Hopewell-Prince George	02-41798	126,845.12
Tele-Media Company of Tri-States, LP	02-41809	160,308.91
Tele-Media Investment Partnership, LP	02-41951	645,451.98
Telesat Acquisition, LLC	02-41871	1,807,252.94
The Golf Club at Wending Creek Farms, LLC	02-41841	47,584.87
The Main InternetWorks, Inc.	02-41818	2,551.80
The Westover TV Cable Co., Inc.	02-41786	89.85
Three Rivers Cable Associates, LP	02-41910	692,177.95
UCA LLC	02-41834	5,686,442.64
Valley Video, Inc.	02-41870	125,799.30
Van Buren County Cablevision, Inc.	02-41832	147,307.66
Warrick Indiana, LP	02-41865	168,651.34
Wellsville Cablevision, LLC	02-41806	348,006.72
West Boca Acquisition Limited Partnership	02-41899	844,681.06
Wilderness Cable Company	02-41869	133,488.43
Young’s Cable TV Corp	02-41915	160,110.67
Yuma Cablevision, Inc.	02-41868	781,458.60

Grand Total		$276,053,575.86

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk Property Including Antennas, Microwave Dishes, Earth Stations, and Receiving Dishes	Royal Indemnity Company	RHD315165	05/16/00—05/16/03

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02—05/16/03

Difference in Conditions	Essex Insurance Company	MSP 6409	05/16/02—05/16/03
	Underwriters @ Lloyds	LLX40298	05/16/02—05/16/03
thru Western Re/Managers

Transmission Lines/Business Interruption	United Assurance Co	TD051600	05/16/00—05/16/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02—05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability	05/16/02—05/16/03
(all states except Texas)
P2TS465834 Texas Liability
P2TS465833 Physical Damage

Worker’s Compensation	Royal Indemnity Co	P2AO 003261 all states except California & monopolistic states	05/16/02-05/16/03
California	State Compensation Insurance Fund	1695463-02	05/16/02-05/16/03
ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*
Washington State	WA Department of Labor & Industry	083 004 452	10/1/99—Ongoing*
West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99—Ongoing*
Wyoming	Wyoming Department of Employment	366575	10/1/99—Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC338410	11/23/01—11/23/02

Umbrella Excess Liability	Liberty Mutual	TH1641004429-012	05/16/02—05/16/03
Excess Liability	Federal Insurance Co	79808108	05/16/02—05/16/03

Executive Protection (Kidnap/Ransom & Extortion)	Federal Insurance	81516188	12/19/01—12/19/04

International Package	Great Northern Insurance Co.	73223119	05/16/02—05/16/03

Employee Dishonesty—ERISA	Hanover Insurance Co	BDR1680832	05/16/00—05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02—Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/00—01/01/03
		37251846

Directors & Officers Liability	AEGIS (Associated Electric & Gas Insurance Services Limited)	D0999A1A00	12/31/00—12/31/03

Excess Directors & Officers Liability	Federal Insurance Company	8181-10-37	12/31/00—12/31/03
	Greenwich Insurance Company	ELU 82137-00	12/31/00—12/31/03

Media Liability	Executive Risk Indemnity Inc.	15118937999	10/28/99—10/28/02

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01—03/26/03

Builders Risk	Fireman’s Fund Insurance Co.	MXI-97434131	08/9/01—08/9/03
			(To be cancelled 5/30/02)

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty—ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.